EXHIBIT 10.4


                              PATRON SYSTEMS, INC.
                  STOCK SUBSCRIPTION AGREEMENT & MUTUAL RELEASE

         This Stock Subscription Agreement & Mutual Release ("AGREEMENT") is made and entered as of this ___ day of January, 2006, by and between Patron Systems, Inc., a Delaware corporation (the "COMPANY"), and ____________________________________ ("SUBSCRIBER").

         WHEREAS, the parties hereto desire to enter into a final and binding settlement with respect to any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities, and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of, in connection with, or in any way related to the business relationship between the parties that the Subscriber may have against the Company (the "SUBSCRIBER CLAIMS").

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PAYMENT TO SUBSCRIBER. In settlement of the Subscriber Claims, the Company hereby sells to Subscriber and Subscriber hereby purchases from the Company, ____________ shares (the "STOCK") of the Series A-1 Preferred Stock, par value $0.01 per share, of the Company ("SERIES A-1 PREFERRED STOCK"). The purchase price for the Stock shall be $0.80 per share, or an aggregate purchase price of $______________. The aggregate purchase price is equivalent to the value of the Subscriber Claims being settled herein, which Subscriber has paid through this settlement and release of the Subscriber Claims. Each share of Stock shall automatically convert into ten shares of the Common Stock, par value $0.01 per share of the Company ("COMMON STOCK"), upon the effectiveness of an amendment to the Company's Certificate of Incorporation which provides for a sufficient number of authorized but unissued and unreserved shares of the Common Stock to permit the conversion of all issued and outstanding shares of Series A-1 Preferred Stock.

2.       STOCK CERTIFICATE.

         2.1 Unless otherwise elected by Subscriber pursuant to Section 2.2 below, within five business days after the effective date of the Registration Statement (as described in Section 7), the Company will deliver to Subscriber a certificate evidencing the Stock, or the number of shares of Common Stock underlying the Stock in the event that the automatic conversion of the Stock has been effectuated.

         2.2 Subscriber may elect to receive a certificate evidencing the Stock, or the number of shares of Common Stock underlying the Stock in the event that the automatic conversion of the Stock has been effectuated, prior to the effective date of the Registration Statement by completing the Election to Receive Stock Certificate attached hereto as Exhibit A upon execution of this Agreement. Within five business days thereof, the Company will deliver to Subscriber a certificate evidencing the Stock, which certificate shall bear a legend substantially in the following form:


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         "THE  SHARES  REPRESENTED  BY THIS  CERTIFICATE  HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE ACT OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

3.       RELEASES.

         3.1 RELEASES BY THE COMPANY. The Company, on behalf of itself and its stockholders, directors, officers, employees, representatives, successors and assigns (the "COMPANY RELEASING PARTIES"), hereby unconditionally releases the Subscriber and his, her or its respective stockholders, members, directors, officers, employees, representatives, heirs, executors, administrators, successors, assigns, trustees, beneficiaries and attorneys, as applicable (the "SUBSCRIBER RELEASEES"), from any and all claims, demands, rights and causes of action of whatever kind or nature ("CLAIMS"), whether known or unknown, suspected or unsuspected, that the Company Releasing Parties now own or hold, or have at any time previously owned or held, or ever in the future may own or hold against the Subscriber Releasees, or any of them, resulting from, arising out of or in any manner relating to any act or omission occurring on or prior to the date of this Agreement. However, nothing herein shall be interpreted to limit any party's ability to enforce the terms of this Agreement.

         3.2 RELEASES BY THE SUBSCRIBER. The Subscriber, on behalf of himself, herself or itself and his, her or its respective stockholders, members, directors, officers, employees, representatives, heirs, executors, administrators, successors, assigns, trustees, beneficiaries and attorneys, as applicable (the "SUBSCRIBER RELEASING PARTIES"), hereby unconditionally releases the Company and its stockholders, directors, officers, employees, representatives, successors and assigns (the "COMPANY RELEASEES") from any and all Claims, whether known or unknown, suspected or unsuspected, including, without limitation, the Subscriber Claims, that the Subscriber Releasing Parties now own or hold, or have at any time previously owned or held, or ever in the future may own or hold against the Company Releasees, or any of them, resulting from, arising out of or in any manner relating to any act or omission occurring on or prior to the date of this Agreement. However, nothing herein shall be interpreted to limit any party's ability to enforce the terms of this Agreement.

4.       TERMINATION.

         4.1 Unless otherwise agreed to in writing by the parties to this Agreement, in the event that (A) a bona fide sale (or series of related sales) by the Company of equity interests in the Company to investors in an amount equal to or in excess of $3,000,000 or (B) any merger, consolidation, recapitalization, reclassification, reincorporation, reorganization, share exchange, sale of all or substantially all of the assets of the Company or comparable transaction, is not consummated on or before March 31, 2006 (the "TERMINATION DATE"), this Agreement shall be null and void, the Stock issued to Subscriber shall be cancelled and the Subscriber Claims which are the subject hereof shall remain in full force and effect on their terms.


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


         4.2 Subscriber agrees not to transfer or sell any portion of the Stock until the next business day after the Termination Date and, then, only in accordance with the provisions of Section 9 hereof.

5. DISMISSAL OF ACTIONS OR COMPLAINTS. Each of the parties to this Agreement will dismiss any action or complaint now or hereafter brought by such party against any other party to this Agreement arising out of, resulting from or in any manner relating to any matter released herein.

6. NO ADMISSION OF LIABILITY. The parties acknowledge that this Agreement is a compromise settlement of potential and existing Claims, and that the execution of this Agreement will not be deemed or construed to be an admission of any liability of any party to this Agreement.

7. REGISTRATIONS RIGHTS. As soon as practicable and in any event no later than one hundred twenty (120) days from the effective date hereof ("FILING DATE"), the Company shall file with the Securities and Exchange Commission ("COMMISSION") a registration statement (the "REGISTRATION STATEMENT"), covering the resale of the Stock and cause such Registration Statement to become effective as soon as practicable thereafter and in any event no later than 180 days from the Filing Date. The Registration Statement required hereunder shall be on any appropriate form in accordance with the Commission's rules and regulations. The Company shall keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all shares of the Stock have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act, and (ii) two years from the effective date of the Registration Statement.

8.       REPRESENTATIONS AND WARRANTIES.

         8.1 As a material inducement to Subscriber to purchase the Stock from the Company, the Company represents to Subscriber that:

                  8.1.1 The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions set forth herein, have been duly authorized by all necessary corporate action on the part of the Company;

                  8.1.2 This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and

                  8.1.3 Upon the issuance of the Stock in accordance with the terms of this Agreement, the Stock shall constitute duly authorized, validly issued, fully paid, non-assessable shares of the Company, and not subject to adverse claims, and the Company's transfer agent and legal counsel may rely on this representation in connection with the issuance of an opinion letter under Rule 144 promulgated under the Securities Act.

         8.2 As a material inducement to the Company to sell the Stock to Subscriber, Subscriber represents to the Company that:


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


                  8.2.1 This Agreement has been duly executed and delivered by Subscriber and constitutes a valid and binging obligation of Subscriber enforceable against Subscriber in accordance with its terms;

                  8.2.2 Subscriber understands that the Stock has not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any other applicable state or federal securities statutes. Subscriber is acquiring the Stock for investment, for Subscriber's own account, and with no present intention of reselling, directly or indirectly participating in any distribution of or otherwise disposing of the Stock. Subscriber understands that the Stock is subject to restrictions on transfer and that Subscriber may bear the economic risk of acquiring the Stock for an indefinite period of time;

                  8.2.3 Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D, promulgated under the Securities Act;

                  8.2.4 Subscriber is a sophisticated investor and has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interest in connection with the acquisition of the Stock;

                  8.2.5    Subscriber  acknowledges that neither the Company nor
any officer, director, employee, agent or representative thereof has made any representations or warranties of any kind to Subscriber including representations regarding future revenues, earnings or profits of the Company, the future value of the Stock, the future capitalization of the Company, the occurrence or timing of any registered offering by the Company, the amount of future business that may be transacted by the Company or otherwise. Subscriber further understands that the Company's success in achieving its goals and objectives in the future and implementing its business plans cannot be predicted and are subject to numerous factors not within the control of the Company. Subscriber is not acquiring the Stock based upon representations, oral or written, by any person with respect to the future value of, or income from, the Stock, or the length of time that Subscriber will be required to remain as the owner of the Stock but rather upon an independent examination and judgment as to the prospects of the Company;

                  8.2.6 Subscriber was not presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising or solicitation for the acquisition of the Stock;

                  8.2.7 Subscriber has had reasonable opportunity to seek the advice of independent counsel respecting its investment and the risks and the implications thereof and has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of the acquisition; and

                  8.2.8    Subscriber  acknowledges  that the legend outlined in
Section 2 will be placed on the certificates representing the Stock.

9.       TRANSFER  RESTRICTIONS.  The Stock may not be offered for sale, sold or
transferred  except  pursuant  to  (i)  an  effective   registration  under  the
Securities Act or in a transaction which


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is  otherwise  in  compliance   with  the  Securities  Act,  (ii)  an  effective
registration under any applicable state securities statute or in a transaction otherwise in compliance with any applicable state securities statute, and (iii)
evidence  of  compliance   with  the   applicable   securities   laws  of  other
jurisdictions. Subscriber shall furnish to the Company and the Company shall be entitled to rely upon an opinion of competent securities counsel acceptable to the Company with respect to compliance with the above laws.

10. CONFIDENTIALITY. With the exceptions provided for below, the parties hereto agree not to disseminate to any person or entity, directly or indirectly, copies of, or information pertaining to the terms of, this Agreement. Any party not in breach of this provision shall be entitled to immediate injunctive relief against the breaching party to enjoin any disclosure in breach of the provisions of this Section 10. Nothing contained herein shall prohibit the parties hereto from disclosing information pertaining to this Agreement (a) in the Company's filings with the Commission as required by the Securities Exchange Act of 1934, as amended, (b) to any governmental entity when requested, (c) pursuant to a lawfully issued subpoena, (d) to a court upon issuance of an appropriate protective order in the event of litigation involving the parties hereto, (e) to the Company's provider of any executive and/or organization liability insurance policy (or similar type of policy) and (f) to any professional advisor who agrees to be bound by the terms and provisions of this Section 10. In the event that any party hereto is adjudged to have breached the provisions of this
Section 10, such party will reimburse the non-breaching parties for any and all reasonable attorneys' fees and costs incurred in connection with obtaining the relief provided for in this Section 10.

11.      MISCELLANEOUS/GENERAL.

         11.1 AMENDMENT. No modification or amendment hereof shall be valid and binding, unless it be in writing and signed by Subscriber and the Company.

         11.2 BENEFIT. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of Subscriber and the Company.

         11.3 HEADINGS. Section headings are inserted herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         11.4 GOVERNING LAW; JURISDICTION. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed solely in accordance with the internal laws of the State of Illinois with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By their execution of this Agreement, the parties hereby expressly and irrevocably (i) agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the County of Cook, State of Illinois, (ii) submit to the IN PERSONAM jurisdiction of the federal and state courts located in the County of Cook, State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their registered agent,


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return receipt  requested,  with the same full force and effect as if personally served upon them in the County of Cook, State of Illinois, and (iii) waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of litigation to enforce this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs from the non-prevailing party.

         11.5 COUNTERPARTS; FACSIMILE; PDF. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same instrument. Facsimile or portable document format signatures shall have the same binding effect as original signatures.

         11.6 ENTIRE AGREEMENT. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and all prior conversations, negotiations, understandings and agreements between the parties hereto concerning the subject matter hereof are hereby expressly superseded.

                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, this Agreement has been executed by the parties with the intent that it be effective as of the date first above written.



"COMPANY"

PATRON SYSTEMS, INC.,
a Delaware corporation


By:
    -----------------------------------
    Name:
    Title:



"SUBSCRIBER"

If Business Entity:                  Entity Name:
                                                 -------------------------------

Date Signed:  ___________, 200_      By:
                                        ----------------------------------------
                                        Name:
                                        Title:



If Individual:

Date Signed:  ___________, 200_
                                     -------------------------------------------
                                              , Individually
----------------------------------------------


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


                                    EXHIBIT A

                      ELECTION TO RECEIVE STOCK CERTIFICATE

         The undersigned hereby notifies Patron Systems, Inc. (the "Company") of the undersigned's election to receive a certificate representing the Stock (as such term is defined in the Stock Subscription Agreement and Mutual Release, dated as of the date hereof, between the undersigned and Patron Systems, Inc. (the "Subscription Agreement")) prior to the effective date of the Registration Statement (as such term is defined in the Subscription Agreement).


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